INSIGHT ENTERPRISES, INC.

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Insight Enterprises, Inc. (the “Company”) for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kenneth T. Lamneck, Chief Executive Officer of the Company, and Glynis A. Bryan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Kenneth T. Lamneck
Kenneth T. Lamneck
Chief Executive Officer
October 31, 2016

By:	/s/ Glynis A. Bryan
Glynis A. Bryan
Chief Financial Officer
October 31, 2016